Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

Asbury Automotive Group Reports Preliminary Results and
Schedules Third Quarter 2020 Earnings Call

Duluth, GA, October 14, 2020 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported preliminary financial results for the three months ended September 30, 2020. Asbury expects net income per diluted share to be between $4.88 and $4.96, and adjusted net income per diluted share (a non-GAAP measure) to be between $4.00 and $4.08, which would be an increase of between 72% and 75% from the prior year quarter adjusted net income per diluted share of $2.33. Net income for the third quarter 2020 is expected to be adjusted for a $24.7 million ($0.96 per diluted share) gain on a dealership divestiture, $1.3 million ($0.05 per diluted share) of acquisition related costs and a $0.7 million ($0.03 per diluted share) real estate related charge.

The company expects same store gross profit to be up between 6% and 7%, and it expects SG&A as a percentage of gross profit to be between 61% and 62%. “Our strong margins, disciplined expense management and the continued recovery in parts and service once again drove solid operating performance in the quarter. In addition, we were able to close on the largest acquisition in Asbury’s history with the Park Place stores,” said David Hult, Asbury’s President and Chief Executive Officer.

Asbury’s financial closing procedures for the three and nine months ended September 30, 2020 are not yet complete and, as a result, the final results upon completion of closing procedures may vary from these preliminary estimates. Estimates of results are inherently uncertain and subject to change, and Asbury undertakes no obligation to update this information. These estimates should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. GAAP. Asbury’s independent registered public accounting firm has not conducted a review of and does not express an opinion or any other form of assurance with respect to, these preliminary estimates.

Asbury also announced that it will release its third quarter financial results before the market opens on October 27, 2020. Asbury will host a conference call later that day at 10:00 a.m. Eastern Time.

The conference call will be simulcast live on the internet and can be accessed by logging onto www.asburyauto.com/company/investor-relations. A replay will be available on this site for 30 days.

In addition, a live audio of the call will be accessible to the public by calling (800) 430-8332 (domestic), or (323) 289-6581 (international); passcode – 1504679. Callers should dial in approximately 5 to 10 minutes before the call begins.

A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode – 1504679.

About Asbury Automotive Group

Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. Asbury currently operates 90 dealerships, consisting of 113 franchises, representing 31 domestic and foreign brands of vehicles. Asbury also operates 25 collision repair centers. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, the impact of the COVID-19 pandemic, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its technology initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, including its ability to realize the expected benefits of the acquisition of the Park Place dealership group, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "adjusted net income per diluted share." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.